UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act 1934

Date of Report: November 29, 2005

a21, Inc.
(Exact name of registrant as specified in its charter)

Texas
(State or other jurisdiction of
incorporation or organization)

000-51285 (Commission File Number)	74-2896910 (I.R.S. Employer Identification No.)

7660 Centurion Parkway, Jacksonville, Florida (Address of Principal Executive Offices)	32256 (Zip Code)

Registrant’s telephone number, including areas code: (904) 565-0066

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

a21, Inc. hereby incorporates by reference the contents of the press release, dated November 29, 2005, announcing its financial results for the 2005 third quarter, which results were previously included in its quarterly report on Form 10-QSB that was filed with the Securities and Exchange Commission on November 28, 2005. A copy of this press release is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release of a21, Inc. dated November 29, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

a21, Inc.

By:	/s/ Albert H. Pleus
Albert H. Pleus Chief Executive Officer

Dated: November 29, 2005